Exhibit 4.34

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN

EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

LEASE AGREEMENT

THIS LEASE AGREEMENT (“this Lease”) is made as of this 1 day of December, 2017, between TECH PARK 270 Ill, LLC, a Maryland limited liability company (“Landlord”), and KITE PHARMA, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	Suite 200, 930 Clopper Road, Gaithersburg, Maryland 20878-1301.

Premises:	That portion of the Project, containing approximately 26,103 rentable square feet, as shown as the hatched area on Exhibit A. Gaudreau, Inc., Landlord’s architect, has measured the area of the Premises pursuant to the 1996 Standard Method of Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association (ANSI/BOMA Z65.1-1996) (“BOMA Standards”). Tenant acknowledges receipt of such measurement and confirms that (a) Tenant has had an opportunity to confirm such measurement with an architect of its selection before the Commencement Date, and (b) such measurement shall be conclusive as to the area of the Premises.

Project:	The real property on which the building (“Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent: [***] per month Rentable	Rentable Area of Premises: [***] sq. ft.

Area of Project: [***] sq. ft. Security	Tenant’s Share of Operating Expenses: [***]%

Deposit: None	Target Commencement Date: December 1, 2017

Rent Adjustment Percentage: [***]%

Base Term:	Beginning on the Commencement Date and ending 144 months from the first day of the first full month following the Rent Commencement Date. For clarity, if the Rent Commencement Date occurs on the first day of a month, the Base Term will be measured from that date. If the Rent Commencement Date occurs on a day other than the first day of a month, the Base Term will be measured from the first day of the following month.

Permitted Use:	Biopharmaceutical research and manufacturing, research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address	for	Rent
Payment:	For	check	Landlord’s Notice Address:
payments remit to:			[***]
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For overnight courier remit to:

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Tenant’s Notice Address:

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With a copy to:

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The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒	EXHIBIT A - PREMISES DESCRIPTION	☒	EXHIBIT B - DESCRIPTION OF PROJECT
☒	EXHIBIT C-1 - LANDLORD’S WORK	☒	EXHIBIT C-2 - WORK LETTER
☒	EXHIBIT D - COMMENCEMENT DATE	☒	EXHIBIT E - RULES AND REGULATIONS
☒	EXHIBIT F - TENANT’S PERSONAL
PROPERTY

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use or Tenant’s rights hereunder. Subject to a Taking (as defined in Section 19) and Force Majeure (as defined in Section 34), Tenant shall have access to the Premises (and the right to use the Common Areas and parking facilities subject to a Taking, Force Majeure, and the provisions of Section 13) 24 hours per day, 7 days per week, 365/366 days per year during the Term. Tenant shall have the exclusive right to use the loading dock serving the Premises.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date so as to make the Premises available to Tenant for Tenant’s Work under the Work Letter (as long as Tenant delivers evidence of the insurance required hereby and by the Work Letter) and to allow Landlord to perform Landlord’s Work (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by either: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions that expressly survive termination of this Lease. As used herein, (a) “Landlord’s Work”

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means the work of constructing the improvements to the Premises described on Exhibit C-1, (b) “Force Majeure Delays” means delays arising by reason of any Force Majeure, and (c) “Substantially Completed” or variations thereof shall have the meaning set forth in the Work Letter attached hereto as Exhibit C-2. If Tenant does not elect to void this Lease within 5 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall mean the date of this Lease. The “Rent Commencement Date” shall be the date that is 1 O months after the date on which Landlord Delivers the Premises to Tenant, subject to extension to the extent that Tenant is actually delayed in the design or construction of the Tenant Improvements (as defined in Exhibit C-2) by Landlord or by Force Majeure Delays. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date, and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and the Extension Term that Tenant may elect pursuant to Section 40 hereof.

Except as set forth in the Work Letter, if applicable, and in this Section 2: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease (other than the obligation to pay Rent).

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations that are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

Notwithstanding the foregoing provisions of this Section 2, Tenant shall have a period of 60 days after the Substantial Completion of Landlord’s Work to reasonably identify in writing any latent defects in the mechanical, electrical, and plumbing systems and the structural components serving the Premises. For purposes of this paragraph, “latent defects” means those material defects in such systems or components that could not have been identified or discovered through a reasonable inspection of such systems or components conducted by a qualified technician. Landlord will promptly repair such identified latent defects at Landlord’s cost (and not as part of “Operating Expenses (as defined below)), subject to Landlord’s confirmation that such defects are, in fact, latent defects.

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3. Rent.

(a) Base Rent. The first month’s Base Rent shall be due and payable on delivery of an executed copy of this Lease to Landlord. Beginning on the Rent Commencement Date, Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each anniversary of the Rent Commencement Date (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (“Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Beginning on the Rent Commencement Date, Tenant shall pay Landlord on or before the first day of each calendar month during the Term hereof an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated. With the exception of utilities consumed within the Premises, Tenant shall not be obligated to pay Tenant’s Share of Operating Expenses before the Rent Commencement Date.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), capital repairs and improvements amortized on a straight-line basis over the useful life of such capital items, and the costs of Landlord’s third party property manager in the amount of [***]% of Base Rent or, if there is no third party property manager, administration rent in the amount of [***]% of Base Rent), excluding only:

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(a) the original construction costs of the Project and renovation prior to the date of this Lease and costs of correcting defects in such original construction or renovation or latent defects;

(b) capital expenditures for expansion of the Project or any other capital improvements, equipment, replacements, or repairs incurred in connection with the Project except for any capital improvements, equipment, replacements, or repairs (i) that are reasonably intended to reduce Operating Expenses, but only to the extent of reasonably intended cost savings, or (ii) that are required under any Legal Requirement enacted after the date of Delivery, and in each case amortized as set forth in the second paragraph of this Section 5;

(c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) the wages and benefits of any employees who do not devote substantially all of their employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-à-vis time spent on matters unrelated to operating and managing the Project; provided, however, that in no event shall Operating Expenses include wages and/or benefits attributable to personnel above the level of property manager;

(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(I) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

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(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type that are not standard for the Project and that are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project (except to the extent such net income taxes are in substitution for any Taxes payable hereunder), franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(t) reserves for future repairs and replacements;

(u) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project; and

(v) any liabilities, costs, or expenses associated with or incurred in connection with the remediation of environmental conditions or otherwise arising from the presence of any Hazardous Materials (as defined below) in, on, or about the Project (i) that existed before the Commencement Date, (ii) caused solely by Landlord, or (iii) caused by another tenant of the Project or a third party unrelated to Tenant and any Tenant Party (collectively, “Excluded Hazardous Materials Events”) and the cost of defending against claims in regard to any Excluded Hazardous Materials Events.

In no event shall Landlord collect Operating Expenses from Tenant and all other tenants of the Building in an amount in excess of what Landlord actually incurred for the items included Operating Expenses (without mark-up).

In addition, notwithstanding anything to the contrary contained in this Lease, Operating Expenses incurred or accrued by Landlord with respect to any capital improvements that are reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project) (“Energy Savings Costs”) shall be amortized over a period of years equal to the least of (A) 7 years, (B) the useful life of such capital items, and (C) the quotient of (i) the Energy Savings Costs, divided by (ii) the annual amount of Operating Expenses reasonably expected by Landlord to be saved as a result of such capital improvements.

Notwithstanding any contrary provision contained in this Lease, the Controllable Operating Expenses (as defined below) shall be capped so that no increase in the Controllable Operating Expenses exceeds [***]% per calendar year based on the actual Controllable Operating Expenses incurred during calendar year 2017. As a result, the actual annual increase in Controllable Operating Expenses in any given calendar year from and after calendar year 2017 may be less than or equal to [***]% (but shall not

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exceed [***]%). The calculations made under this paragraph shall be made on a current basis with reference to the calendar year in question, and no retroactive adjustments shall be made at the end of the Term for the preceding calendar years. For purposes of this Lease, (1) “Controllable Operating Expenses” means all Operating Expenses except Non-Controllable Operating Expenses, and (2) “Non-Controllable Operating Expenses” means insurance premiums, real estate taxes, costs of snow and ice removal, utilities costs, and costs of repairs and replacements to Building Systems (as defined below) as long as such repairs and replacements are consistent in quality and kind with the Building Systems being repaired or replaced.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year. Notwithstanding the foregoing, Tenant shall not be responsible for Tenant’s Share of Operating Expenses that are first billed to Tenant more than one year after the end of the year to which such Operating Expenses relate.

Within one year after receipt of an Annual Statement by Tenant (“Review Period”), if Tenant disputes the amount set forth in the Annual Statement, Tenant’s employees or an independent certified public accountant designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord’s records at Landlord’s offices. If Tenant does not so dispute the Annual Statement by the expiration of the Review Period, the Annual Statement shall be final and binding on Tenant. If after such inspection Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made by an independent certified public accountant selected by Landlord and reasonably approved by Tenant and who is a member of a nationally or regionally recognized accounting firm, which certification shall be binding upon Landlord and Tenant. Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based. However, if such certification by the accountant proves that the Operating Expenses set forth in the Annual Statement were overstated by more than 3%, then the reasonable cost of Tenant’s initial review, the accountant, and the cost of such certification shall be paid for by Landlord. Promptly following the parties’ receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably adjust Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

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6. Reserved.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises that is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner that will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

(a) Modifications to Common Areas. Landlord shall be responsible for the compliance of the Common Areas of the Project with the ADA and other Legal Requirements as of the Commencement Date (and shall not include such costs in Operating Expenses). From and after the Commencement Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with the failure of the Premises to comply with any Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

(b) Alexandria Fitlab. As long as Tenant is not in Default, Tenant’s on-site employees shall have a non-exclusive license to use on a complimentary basis the Alexandria FitLab located at 910 Clopper Road, Gaithersburg, Maryland that is owned by an affiliate of Landlord (“910 Clopper Landlord”) Although the Alexandria FitLab does not form a part of the Premises, the provisions of this Lease (i) governing Tenant’s use, operation, and enjoyment of the Premises as applicable to Tenant’s

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use of the Alexandria FitLab, (ii) imposing obligations on Tenant for matters occurring in, on, within, or about the Premises or arising out of the use or occupancy of the Premises (including, but not limited to, those obligations relating to insurance and indemnification) as applicable to Tenant’s use of the Alexandria Fitlab, or (iii) limiting Landlord’s liability, shall apply with equal force to Tenant’s use of the Alexandria FitLab. Landlord shall have the right at any time and from time to time in the exercise of its sole and absolute subjective discretion to eliminate, reconfigure, relocate, or modify the Alexandria FitLab or modify its hours of availability for Tenant’s use, it being understood and agreed that Landlord makes no guaranty, assurance, or representation to Tenant that the Alexandria FitLab will remain available for use by Tenant during all or any part of the Term. Landlord or its designee may specifically condition the use of the Alexandria Fitlab by any employee of Tenant upon such employee’s execution and delivery of the standard license, indemnification, and waiver agreement required by Landlord or, if applicable, any operator of the Alexandria FitLab. Tenant and its employees shall be required to comply with all of the rules, regulations, conditions, and scheduling procedures of the 910 Clopper Landlord in connection with the use of the Alexandria FitLab. As of the Commencement Date, Tenant shall cause the 910 Clopper Landlord to be named as an additional insured under the commercial general liability policy of insurance that Tenant is required to maintain under this Lease. If Tenant Defaults in its obligations under this Section 7(b). Landlord shall have the right, in addition to any other rights and remedies available to Landlord for a Default by Tenant, to terminate immediately Tenant’s license to use the Alexandria FitLab. The expiration or earlier termination of this Lease shall automatically terminate the license hereby granted to Tenant to so use the Alexandria FitLab.

(c) Food Vending Machines; Micro-Market Systems. Tenant shall have the right to install within the Premises, without Landlord’s consent but otherwise subject to the provisions of Section 12, one or more food vending machines and micro-market systems for the use by Tenant’s employees (collectively, “Food Service Equipment”). Tenant shall install, use, operate, maintain, and replace the Food Service Equipment in accordance with applicable Legal Requirements (including, but not limited to, obtaining and maintaining at Tenant’s sole cost and expense any permits or licenses to install, use, and operate the Food Service Equipment). In no event shall the Food Service Equipment dispense or offer any alcoholic beverages, tobacco products, or chewing gum. Landlord shall have no obligation, responsibility, or liability for the operation of the Food Service Equipment. All food sold or dispensed from the Food Service Equipment shall be free from spoilage and decay and shall not be suspect of contamination from organisms causing foodborne illness.

8. Holding Over. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term, (a) Tenant shall become a tenant at sufferance upon the terms of this Lease except that (i) the monthly rental for the first 60 days of the holdover shall be equal to [***]% of Base Rent (and [***]% of the Additional Rent) in effect during the last 30 days of the Term, and (ii) from and after the initial 60 days of the holdover, the monthly rental shall be equal to [***]% of Base Rent (and [***]% of the Additional Rent) in effect during the last 30 days of the Term, and (b) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term with respect to the land, buildings, and other improvements comprising the Project, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this

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Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas designated for non-reserved parking, subject in each case to Landlord’s reasonable rules and regulations at no cost to Tenant. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. As of the Commencement Date, the current parking ratio is 3.3 standard sized spaces per 1,000 leased rentable square feet.

11. Utilities, Services.

(a) General. Landlord shall provide, subject to the terms of this Section 11, janitorial services to the Common Areas, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), and refuse and trash collection (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Landlord shall, at its cost and as part of Landlord’s Work, install separate electrical submeters in the Premises. Tenant shall pay directly to the Utility provider or reimburse Landlord (as Additional Rent), prior to delinquency, any separately metered Utilities and services that may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord based upon the actual utility rates without markup. Except as provided in paragraph (b) below, no interruption or failure of Utilities from any cause whatsoever shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use. Landlord shall use commercially reasonable efforts to promptly restore the utilities to the extent the cause of the interruption or the means to restore the same is within Landlord’s reasonable control.

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(b) Abatement. Notwithstanding the provisions of paragraph (a) above, if Tenant is prevented from using, and does not use, the Premises or any material portion thereof as a result of any failure of Landlord to provide or repair/restore Utilities in accordance with this Section 11, then Tenant shall give Landlord written notice of such failure. If such failure continues for 3 consecutive days after Landlord’s receipt of any such notice (“Eligibility Period”) and is solely due to Landlord’s gross negligence or willful misconduct (to the extent within Landlord’s reasonable control) (“Abatement Event”), then Base Rent and Operating Expenses shall be abated or reduced, as the case may be, after the expiration of the Eligibility Period, for such time that such Abatement Event continues (“Abatement Period”), in the proportion that the rentable area of the portion of the Premises that Tenant is actually prevented from using, and does not use, bears to the total rentable area of the Premises. Tenant’s right to abate Base Rent under this Section 11 shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event. This Section shall not apply to any event described in Section 18 or 19.

(c) Energy Usage Data. Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s designated online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $[***] (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, within 30 days after receipt of a reasonably detailed invoice specifying any reasonable out of pocket costs incurred by Landlord in connection with any Alteration that is not a Notice-Only Alteration. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

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(a) Insurance. Tenant shall provide (and cause each contractor or subcontractor to provide) certificates of insurance (in form and substance satisfactory to Landlord; form ACORD 28 [2006/07] is not satisfactory to Landlord) for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration (if applicable).

(b) Tenant’s Property; Installations. Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the Tl Allowance (as defined in the Work Letter) that may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the Tl Allowance, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as fume hoods that penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that (A) Landlord shall, at the time its approval of such Installation is requested or at the time it receives notice of a Notice-Only Alteration, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease, and (B) in no event shall Tenant have any obligation to remove from the Premises at the expiration or earlier termination of the Term those Installations approved by Landlord in the nature of HVAC, mechanical, electrical, and plumbing systems that form an integral part of the Premises. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property that was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

(c) Lien Waivers. At Tenant’s request, Landlord shall execute and deliver commercially reasonable lien waivers in favor of Tenant’s equipment lender for Tenant’s Property located on the Premises, which lien waivers shall (i) be limited to specific items of equipment (instead of so-called “blanket” lien waivers), and (ii) , in all cases, be in the form of the lien waivers, if any, used by Landlord and its affiliates with the lender in question.

13. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural portions of the Building (including the structural portions of the foundation, structural portions of the walls, structural portions of the floor/ceiling slabs, roof, exterior glass and mullions, columns, beams, shafts (including elevator shafts), elevators, and structural portions of the stairs), exterior, parking and other Common Areas of the Project, including electrical, life safety, plumbing, fire sprinklers, and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of

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Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense, subject to the terms of Section 17 below regarding each party’s waiver of subrogation. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, the interior side of demising walls, and HVAC systems serving the Premises. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed the actual, reasonable cost thereof by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the actual, reasonable costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

(a) HVAC Maintenance Contracts. Tenant, at its expense, shall at all times during the Term maintain with qualified contractors maintenance and repair contracts (“HVAC Maintenance Contracts”) for all HVAC units serving the Premises. The HVAC Maintenance Contracts shall be in form and content reasonably satisfactory to Landlord. Landlord shall be a third party beneficiary of the HVAC Maintenance Contracts and, within 30 days after Landlord’s request, Tenant shall deliver a copy of the HVAC Maintenance Contracts to Landlord.

(b) HVAC Condition; Replacement. Within 15 days after the Commencement Date, Landlord shall obtain and provide to Tenant a copy of a report prepared by a reputable mechanical engineer evaluating the condition of the base building HVAC system serving the Premises. If the report indicates that such HVAC system is not in good operating condition, Landlord shall, at its sole cost and expense, promptly replace such HVAC system with a new HVAC systems of comparable tonnage. Tenant shall thereafter maintain, repair, and replace such HVAC system as provided in this Section 14.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed,

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materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification.

(a) By Tenant. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all third party Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord or its employees. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property at the Premises (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

(b) By Landlord. Landlord hereby indemnifies and agrees to defend, save and hold Tenant harmless from and against (i) any and all Claims for injury or death to persons or damage to property occurring within or about the Project (excluding, however, the Premises) to the extent arising directly or indirectly out of a breach or default by Landlord in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Tenant or its employees, and (ii) any and all Claims relating to the presence of Hazardous Materials in, on, under, or about the Project before the Commencement Date (“Pre-Existing Environmental Condition”), including Claims relating to the removal or remediation of Hazardous Materials that are a Pre-Existing Environmental Condition.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than [***]% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $[***] for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

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Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $[***] per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord and Alexandria Real Estate Equities, Inc., and its and their respective members, officers, directors, employees, managers, and agents (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies that have a rating of not less than policyholder rating of A and financial category rating of at least Class VII in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 10 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance (in form and substance satisfactory to Landlord; form ACORD 28 (2006/07] is not satisfactory to Landlord) showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon Tenant’s execution and delivery of this Lease and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy’’ with an aggregate per location endorsement that specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project, provided that such limits shall not exceed the limits being required by other owners of comparable projects in the vicinity of the Project.

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18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (“Restoration Period”). If the Restoration Period is estimated to exceed 12 months (“Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 5 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion that the area of the Premises, if any, that is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business (in Tenant’s reasonable discretion). Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate this Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation that is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord or Tenant to the other party this Lease shall terminate and Rent shall be apportioned as of said date. If part of the

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Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to improvements paid for by Tenant and Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder within 5 days of written notice of default from Landlord.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises without (i) the release of the Premises of all Hazardous Materials Clearances and free of any residual impact from the Tenant HazMat Operations, and (ii) complying with the provisions of Section 28.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief’); (C) become the subject of any Proceeding for Relief that is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 business days after a second notice requesting such document.

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(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 15 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 15 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 15 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21. Landlord’s Remedies.

(a) Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to [***]% per annum or the highest rate permitted by law (“Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Except as provided in Section 21(g) below, nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 5% of the overdue Rent as a late charge (provided that Tenant shall not be required to pay such late charge upon the first occurrence of a late payment by Tenant of Rent). The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Re-Entry. Landlord shall have the right, immediately or at any time thereafter, without further notice to Tenant (unless otherwise provided herein), to enter the Premises, without terminating this Lease or being guilty of trespass, and do any and all acts as Landlord may deem necessary, proper or convenient to cure such default, for the account and at the expense of Tenant, any notice to quit or notice of Landlord’s intention to re-enter being hereby expressly waived, and Tenant agrees to pay to Landlord as Additional Rent all damage and/or expense incurred by Landlord in so doing, including interest at the Default Rate, from the due date until the date payment is received by Landlord.

(d) Termination. Landlord shall have the right to terminate this Lease and Tenant’s right to possession of the Premises and, in accordance with applicable Legal Requirements, take possession of the Premises and remove Tenant, any occupant and any property therefrom, without being guilty of trespass and without relinquishing any rights of Landlord against Tenant, any notice to quit, or notice of Landlord’s intention to re-enter being hereby expressly waived. Landlord shall be entitled to recover damages from Tenant for all amounts covenanted to be paid during the remainder of the Term (except for the period of any holdover by Tenant, in which case the monthly rental rate stated at Section 8 herein shall apply), which may be accelerated by Landlord at its option to the present value of the amounts owed (which discount to present value shall be made in accordance with accepted financial practice using a rate of [***]% per annum), together with (i) all expenses of any proceedings (including, but not limited to, the

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expenses set forth in Section 43(p) below) that may be necessary in order for Landlord to recover possession of the Premises, (ii) the expenses of the re-renting of the Premises (including, but not limited to, any commissions paid to any real estate agent, advertising expense and the costs of such alterations, repairs, replacements or modifications that Landlord, in its sole judgment, considers advisable and necessary for the purpose of re-renting), in each case prorated based on the remaining length of the Term, and (iii) interest computed at the Default Rate from the due date until paid; provided, however, that there shall be credited against the amount of such damages all amounts received by Landlord from such re-renting of the Premises, with any overage being refunded to Tenant (or, if Landlord has elected to accelerate the amounts due, then Tenant shall have the right to deduct the present value of the amount for which Landlord, in its reasonable determination, should reasonably be able to relet the Premises). Landlord shall in no event be liable in any way whatsoever for failure to re-rent the Premises or, in the event that the Premises are re-rented, for failure to collect the rent thereof under such re-renting and, except as provided in Section 21(g) below, Tenant expressly waives any duty of the Landlord to mitigate damages. No act or thing done by Landlord shall be deemed to be an acceptance of a surrender of the Premises, unless Landlord shall execute a written agreement of surrender with Tenant. Tenant’s liability hereunder shall not be terminated by the execution of a new lease of the Premises by Landlord, unless that new lease expressly so states. In the event Landlord does not exercise its option to accelerate the payment of amounts owed as provided hereinabove, then Tenant agrees to pay to Landlord, upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained; provided, however, that any expenses incurred by Landlord shall be deemed to be a part of the damages for the month in which they were incurred. Separate actions may be maintained each month or at other times by Landlord against Tenant to recover the damages then due, without waiting until the end of the term of this Lease to determine the aggregate amount of such damages. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or being dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

(e) Suspension of Funding/Performance. Upon a Default by Tenant hereunder and during the continuance thereof, Landlord shall have the right to suspend funding of any Tl Allowance or the performance of Landlord’s Work (and such suspension shall constitute a Tenant Delay [as defined in Exhibit C-1 attached hereto]).

(f) Other Remedies. In addition to the remedies set forth in this Section 21, Landlord, at its option, without further notice or demand to Tenant, shall have all other rights and remedies provided at law or in equity.

(g) Mitigation. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder; provided, however, that to the extent required by applicable Legal Requirements, each party shall use commercially reasonable efforts to mitigate its damages in the event of a default or breach hereunder by the other party.

22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof that are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 49% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons

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or entity or entities that were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant shall not be deemed an assignment.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (“Assignment Date”), Tenant shall give Landlord a notice (“Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 10 business days after receipt of the Assignment Notice: (i) grant such consent, or (ii) refuse such consent, in its reasonable discretion (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting). Tenant shall pay to Landlord a fee equal to $1,500 in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity that is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring this Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GMP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Permitted Assignment”).

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits;

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approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease; provided, however, that the initial Tenant hereunder (i.e., Kite Pharma, Inc., shall have no responsibility or liability for such payment and compliance obligations under this Lease first arising from and after the date of a Permitted Assignment of this Lease to the initial Tenant’s parent, Gilead Sciences, Inc., a Delaware corporation. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding, however, any Rent payable under this Section and actual and reasonable brokerage fees, legal costs, any design or construction fees directly related to and required pursuant to the terms of any such sublease, and the unamortized cost of any improvements [calculated on a straight-line basis over the useful life of the improvement in question] made to the subleased area paid for by Tenant outside of the Tl Allowance) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant; provided, however, that Tenant’s obligation to pay Excess Rent in connection with a sublease or assignment shall not apply to any sublease or assignment made pursuant to a Permitted Assignment. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent. Notwithstanding the foregoing, Tenant may convey, in connection with an assignment or subletting, but pursuant to a separate legally binding agreement, Tenant’s non-real property assets, goodwill, intellectual property, business and trade fixtures, inventory, equipment, or furniture as well as all other Tenant’s Property to the extent paid for by Tenant (“Tenant’s FF&E”), and Tenant shall be entitled to retain any and all consideration received in connection with such conveyance to the extent such consideration does not exceed the fair market value of Tenant’s FF&E, and the value thereof shall not be included in the calculation of Excess Rent to the extent such consideration does not exceed the fair market value of Tenant’s FF&E.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the

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property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

(g) Business Entity Occupancy. Tenant shall have the right, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to permit a business entity that is a contractor of Tenant (or an entity for whom Tenant is a subcontractor), collaborator, affiliate, subsidiary, client, customer, co-developer, or otherwise has a business relationship with Tenant, and is providing Tenant services in the course of Tenant’s business operations at the Premises or is occupying the Building in furtherance of such business relationship with Tenant (a “Business Entity” or “Business Entities”) to use not more than 5,000 rentable square feet of the Premises for any Permitted Use; provided, however, that (i) Tenant receives no compensation for such use in excess of that portion of the Rent attributable to such portion of the Premises, (ii) the entity remains a Business Entity for the entire duration of such use and the entity is not indicated on the Building directory or any signage on the Premises (“Business Entity Occupancy”), (iii) no new demising walls are constructed to accomplish the Business Entity Occupancy, (iv) Tenant shall be responsible for any and all Claims arising out of or in connection with the Business Entity Occupancy or any act or omission of any Business Entity, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any Business Entity Occupancy or any act or omission of any Business Entity, and (v) the provisions of this paragraph are personal to Kite Pharma, Inc. and the transferee under any Permitted Assignment. Such Business Entity Occupancy shall not be deemed a sublease or assignment hereunder, nor shall it vest in any such Business Entity any right, title, or interest in this Lease or the Premises nor shall it relieve, release, impair, or discharge any of Tenant’s obligations hereunder. Tenant shall ensure that the Business Entity complies with the terms of this Lease. A failure or breach of any term, covenant, condition, or other provision of this Lease by any Business Entity shall constitute a breach of such term, covenant, condition, or other provision of this Lease by Tenant and, if such failure or breach is not cured within any applicable notice and cure period under this Lease, shall constitute a Default by Tenant.

23. Estoppel Certificate. Tenant shall, within 1 O business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that to the actual knowledge of Tenant there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

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25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. As of the Commencement Date, the Project and the Premises are not encumbered by a Mortgage. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. On Tenant’s written request, Landlord shall obtain from any Holder of a first lien Mortgage at any time during the Term covering any or all of the Project or the Premises a non-disturbance agreement on Holder’s standard form in favor of Tenant assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder’’ of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, in the condition required by this Lease (“Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the

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approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims,

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damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) that arise during or after the Term as a result of such contamination; provided, however, that Tenant shall have no indemnification, remediation, or other obligation or responsibility under this Section 30 for any contamination or Environmental Claim if Tenant proves by a preponderance of the evidence that such contamination or Environmental Claim arises from any Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises by Landlord, its employees or contractors, or another tenant unrelated or unaffiliated with Tenant or that existed in the Premises as of the Commencement Date and were not brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises by Tenant or any Tenant Party. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project, or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project, or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project, or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

(i) Remediation of Pre-Existing Environmental Condition. Landlord shall, at no expense to Tenant, remediate any Pre-Existing Environmental Condition in the Premises as required by applicable Legal Requirements that Tenant proves by a preponderance of the evidence is a Pre-Existing Environmental Condition.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year upon request of Landlord and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (“Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental

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Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information that could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender, or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property, which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have access to, and a right to perform inspections and tests of, the Premises and the Project to determine Tenant’s compliance with Environmental Requirements (as defined below), its obligations under this Section 30, or the environmental condition of the Premises and the Project. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. Access shall be granted to Landlord upon Landlord’s prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s expense, unless such inspections or tests are conducted pursuant to Section 21 hereof or reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord may have against Tenant.

(e) Underground Tanks. Under no circumstances whatsoever will Tenant have the right to install any underground storage tank on or about the Premises or the Project. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project before the Commencement Date are used by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks if required by applicable Legal Requirements, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated from time to time by the applicable building code or other Legal Requirement, for Hazardous Materials use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control area or zone located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area or zone would be 20%.

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(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of this Lease for the applicable statute of limitations period under federal, state, or local Legal Requirement. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, (i) the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder, and (ii) the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator’’ of Tenant’s “facility” and the “owner’’ of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant’s ability to conduct its business in the Premises or creates the reasonable likelihood of damage to persons or material damage to property or material financial loss to Tenant (a “Material Landlord Default”), and if Tenant gives Landlord written notice of such claim, Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is subsequently determined to not be a default by Landlord hereunder, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs reasonably incurred by Landlord to effect such cure. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) within 30 days after receipt of invoice to Landlord, together with interest at the Default Rate accruing upon any late payment thereof, from Landlord, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease.

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The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose; provided, however, that except for emergencies, Landlord shall use commercially reasonable efforts in connection with any entry not to materially interfere with Tenant’s use of the Premises. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be reasonably necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Neither Landlord nor Tenant shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of such party (“Force Majeure”); provided, however, that in no event shall Force Majeure excuse Tenant from performing any monetary obligation under this Lease.

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35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker’’) in connection with this transaction and that no Broker brought about this transaction, other than CBRE and Scheer Partners, Inc. (“SPI”). CBRE shall be paid by Landlord pursuant to a separate agreement between Landlord and CBRE, and SPI shall be paid by Landlord pursuant to a separate agreement between Landlord and SPI. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE and SPI, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations, and discussions, whether oral or written, of the parties, and there are no warranties, representations, or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type that can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants

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(a) Identification Signage. Landlord shall, at its expense, place Tenant’s name on the existing monument sign in front of the Building, the suite entry, and loading dock.

(b) Façade Signage. If and when Tenant leases more than 50% of the rentable square footage in the Building, Tenant shall have the exclusive right, at its sole cost and expense and in compliance with all applicable Legal Requirements, to install and affix to the façade of the Building facing Clopper Road a single sign bearing Tenant’s name and its then current corporate logo (“Identification Signage”). Such Identification Signage right shall be personal to Kite Pharma, Inc. and the transferee under any Permitted Assignment. Landlord shall have the right to approve the place, size (the area of the Identification Signage shall be equal to Tenant’s proportionate share of the Project in relation to the area of the Premises), and design of the Identification Signage, which approval shall not be unreasonably withheld, delayed, or conditioned, and shall in all cases comply with building standard signage requirements. On the expiration or earlier termination of this Lease, Tenant shall remove the Identification Signage at its sole cost and expense and in accordance with all applicable Legal Requirements.

39.	[***]

(a)	[***]

(i)	[***]

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(ii)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

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(e)	[***]

(f)	[***]

40.	[***]

(a)	[***]

(b)	[***]

[***]

(c)	[***]

(i)	[***]

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(ii)	[***]

(iii)	[***]
(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

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[***]

41. Roof Equipment. As long as Tenant is not in default under this Lease, Tenant shall have the right at its sole cost and expense, subject to compliance with all Legal Requirements, to install, maintain, and remove on the top of the roof of the Building (based on Tenant’s proportionate share of the space available on the roof) directly above the Premises one or more satellite dishes, communication antennae, or other equipment (all of which having a diameter and height acceptable to Landlord) for the transmission or reception of communication of signals as Tenant may from time to time desire (collectively, the “Roof Equipment”) at no rental charge to Tenant on the following terms and conditions:

(a) Requirements. Tenant shall submit to Landlord (i) the plans and specifications for the installation of the Roof Equipment, (ii) copies of all required governmental and quasi-governmental permits, licenses, and authorizations that Tenant will and must obtain at its own expense, with the cooperation of Landlord, if necessary for the installation and operation of the Roof Equipment, and

(iii) an insurance policy or certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance as reasonably required by Landlord for the installation and operation of the Roof Equipment. Landlord shall not unreasonably withhold or delay its approval for the installation and operation of the Roof Equipment; provided, however, that Landlord may reasonably withhold its approval if the installation or operation of the Roof Equipment (A) may damage the structural integrity of the Building, (B) may void, terminate, or invalidate any applicable roof warranty, (C) may interfere with any service provided by Landlord or any tenant of the Building, (D) may reduce the leaseable space in the Building, or (E) is not properly screened from the viewing public.

(b) No Damage to Roof. If installation of the Roof Equipment requires Tenant to make any roof cuts or perform any other roofing work, such cuts shall only be made to the roof area of the Building located directly above the Premises and only in the manner designated in writing by Landlord; and any such installation work (including any roof cuts or other roofing work) shall be performed by Tenant, at Tenant’s sole cost and expense by a roofing contractor designated by Landlord. If Tenant or its agents shall otherwise cause any damage to the roof during the installation, operation, and removal of the Roof Equipment such damage shall be repaired promptly at Tenant’s expense and the roof shall be restored in the same condition it was in before the damage. Landlord shall not charge Tenant Additional Rent for the installation and use of the Roof Equipment. If, however, Landlord’s insurance premium or Tax assessment increases as a result of the Roof Equipment, Tenant shall pay such increase as Additional Rent within 10 days after receipt of a reasonably detailed invoice from Landlord. Tenant shall not be entitled to any abatement or reduction in the amount of Rent payable under this Lease if for any reason Tenant is unable to use the Roof Equipment. In no event whatsoever shall the installation, operation, maintenance, or removal of the Roof Equipment by Tenant or its agents void, terminate, or invalidate any applicable roof warranty.

(c) Protection. The installation, operation, and removal of the Roof Equipment shall be at Tenant’s sole risk. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including, but not limited to, attorneys’ fees) of every kind and description that may arise out of or be connected in any way with Tenant’s installation, operation, or removal of the Roof Equipment.

(d) Removal. At the expiration or earlier termination of this Lease or the discontinuance of the use of the Roof Equipment by Tenant, Tenant shall, at its sole cost and expense, remove the Roof Equipment from the Building. Tenant shall leave the portion of the roof where the Roof Equipment was located in good order and repair, reasonable wear and tear excepted. If Tenant does not so remove the Roof Equipment, Tenant hereby authorizes Landlord to remove and dispose of the Roof Equipment and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in such removal and disposal. Tenant agrees that Landlord shall not be liable for any Roof Equipment or related property disposed of or removed by Landlord.

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(e) No Interference. The Roof Equipment shall not interfere with the proper functioning of any telecommunications equipment or devices that have been installed or will be installed by Landlord or for any other tenant or future tenant of the Building. Tenant acknowledges that other tenant(s) may have approval rights over the installation and operation of telecommunications equipment and devices on or about the roof, and that Tenant’s right to install and operate the Roof Equipment is subject and subordinate to the rights of such other tenants. Tenant agrees that any other tenant of the Building that currently has or in the future takes possession of any portion of the Building will be permitted to install such telecommunication equipment that is of a type and frequency that will not cause unreasonable interference to the Roof Equipment.

(f) Relocation. Landlord shall have the right, at its expense and after 60 days prior notice to Tenant, to relocate the Roof Equipment to another site on the roof of the Building as long as such site reasonably meets Tenant’s sight line and interference requirements and does not unreasonably interfere with Tenant’s use and operation of the Roof Equipment.

(g) Access. Landlord grants to Tenant the right of ingress and egress on a 24 hour 7 day per week basis to install, operate, and maintain the Roof Equipment. Before receiving access to the roof of the Building, Tenant shall give Landlord at least 24 hours’ advance written or oral notice, except in emergency situations, in which case 2 hours’ advance oral notice shall be given by Tenant. Landlord shall supply Tenant with the name, telephone, and pager numbers of the contact individual(s) responsible for providing access during emergencies.

(h) Appearance. If permissible by Legal Requirements, the Roof Equipment shall be painted the same color as the Building so as to render the Roof Equipment virtually invisible from ground level.

(i) No Assignment. The right of Tenant to use and operate the Roof Equipment shall be personal solely to Kite Pharma, Inc. and the transferee under any Permitted Assignment, and (i) no other person or entity shall have any right to use or operate the Roof Equipment, and (ii) Tenant shall not assign, convey, or otherwise transfer to any person or entity any right, title, or interest in all or any portion of the Roof Equipment or the use and operation thereof.

42. Termination Option. Notwithstanding anything to the contrary contained herein, Tenant shall have a one-time option to terminate this Lease (“Termination Option”) in accordance with the following terms and conditions:

(a) Tenant Gives Notice. If Tenant desires to exercise the Termination Option, Tenant shall give Landlord irrevocable written notice (“Termination Notice”) of Tenant’s exercise of the Termination Option. Landlord must receive the Termination Notice no later than the date that is 12 full months before the Termination Date. Time is of the essence with respect to Landlord’s receipt of the Termination Notice and all other deadlines in this Section.

(b) Termination Date. If Tenant gives the Termination Notice and complies with all the provisions in this Section, this Lease shall terminate at midnight at the end of the 84th month after the Rent Commencement Date (“Termination Date”).

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(d) Tenant’s Obligation Survives Termination. Tenant’s obligations to pay Base Rent and Additional Rent under this Lease, and to perform all other Lease obligations for the period up to and including the Termination Date, shall survive the termination of this Lease.

(e) Landlord May Cancel and Void Termination if Tenant in Default. Notwithstanding the foregoing provisions of this Section, if Tenant shall exercise the Termination Option (in accordance with paragraph (a) above) when it is in Default, then Landlord may elect, but is not obligated, to cancel and declare null and void Tenant’s exercise of the Termination Option and this Lease shall continue in full force and effect for the full Term unaffected by Tenant’s exercise of the Termination Option. If Landlord does not cancel Tenant’s exercise of the Termination Option after such Default, Tenant shall cure any Default within the period of time specified in this Lease and this obligation shall survive the Termination Date.

(f) Tenant Shall Surrender Space by Termination Date. If Tenant exercises the Termination Option, Tenant shall surrender full and complete possession of the Premises to Landlord on or before the Termination Date vacant, broom-clean, in good order and condition, and in accordance with the provisions of this Lease (including, but not limited to, Section 28), and thereafter the Premises shall be free and clear of all leases, tenancies, and rights of occupancy of any entity claiming by, through, or under Tenant.

(g) Failure to Surrender Makes Tenant a Holdover. If Tenant shall fail to deliver possession of the Premises on or before the Termination Date in accordance with the terms hereof, Tenant shall be deemed to be a holdover tenant from and after the Termination Date, and in such event, Tenant shall be subject to the provisions of Section 8 relating to holdover tenancies.

(h) Lease Ceases After Termination. If Tenant properly and timely exercises the Termination Option and properly and timely satisfies all other monetary and non-monetary obligations under this Lease, this Lease shall cease and expire on the Termination Date with the same force and effect as if the Termination Date were the date originally provided in this Lease as the expiration date of the Term.

(i) No Termination Option After Assignment. If this Lease has been assigned other than pursuant to a Permitted Assignment, the Termination Option shall be deemed null and void and neither Tenant nor any assignee shall have the right to exercise the Termination Option during the term of such assignment.

43. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and . shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

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(c) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, and (iii) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. The foregoing to the contrary notwithstanding, so long as Tenant’s stock is listed for trading on the NASDAQ stock market or other public stock exchange and whose financial statements are publicly available within 3 months after the end of each calendar quarter, then Tenant’s obligation to provide such financial statements and information shall be deemed satisfied by the availability of on-line access to U.S. Securities and Exchange Commission filings and other financial information of Kite Pharma, Inc. on its corporate website at http://www.kitepharma.com/.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (i) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (ii) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (iii) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

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(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(I) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(m) Confidential Information. Except as expressly permitted in this Section 43(m), neither party will, without the prior written consent of the other party, disclose any Confidential Information of the other party to any third party. Information will be considered “Confidential Information” of a party if either (i) it is disclosed by the party to the other party in tangible form and is conspicuously marked “Confidential”, “Proprietary’’ or the like; or (ii) (A) it is disclosed by one party to the other party in non-tangible form and is identified as confidential at the time of disclosure; and (B) it contains the disclosing party’s customer lists, customer information, technical information, pricing information, pricing methodologies, or information regarding the disclosing party’s business planning or business operations; or (iii) it is disclosed to Tenant or its representatives, agents, or consultants in connection with the exercise of any audit right by Tenant under this Lease or the Work Letter, including, the audit right set forth in Section 5 of this Lease. In addition, notwithstanding anything in this Lease to the contrary, the terms of this Lease (but not its mere existence) will be deemed Confidential Information of each party. Tenant acknowledges and agrees that it will not take the position that this Lease is a material agreement for purposes of the Securities Exchange Act of 1934 or the Securities Act of 1933 or must be publicly filed with any governmental agency.

(i) Confidential Information - Exceptions. Other than the terms and conditions of this Lease, information will not be deemed Confidential Information hereunder if such information (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party; (iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Lease by the receiving party; or (iv) is independently developed by the receiving party. The terms and conditions of this Lease will cease being confidential if, and only to the extent that, they become publicly known, except through a breach of this Lease by the receiving party.

(ii) Confidentiality - Exceptions. Each party will secure and protect the Confidential Information of the other party (including, without limitation, the terms of this Lease) in a manner consistent with the steps taken to protect its own trade secrets and confidential information, but not less than a reasonable degree of care. Each party may disclose the other party’s Confidential Information where (i) the disclosure is required by applicable Legal Requirement or by an order of a court or other governmental body having jurisdiction after giving reasonable notice to the other party with adequate time for such other party to seek a protective order; (ii) if in the reasonable opinion of counsel for such party, disclosure is advisable under any applicable securities laws regarding public disclosure of business information; (iii) the disclosure is reasonably necessary and is to that party’s or its affiliates’ employees, officers, directors, members, attorneys, accountants, lenders, underwriters, prospective purchasers, analysts, tax preparers, bank personnel, brokers, consultants and other advisors, or the disclosure is otherwise necessary for a party to exercise its rights and perform its obligations under this

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Lease, so long as in all cases the disclosure is no broader than necessary and the disclosing party instructs the receiving party to maintain the confidentiality of the Confidential Information, or (iv) the disclosure is reasonably necessary in the course of operations of the Project or business of Landlord and its affiliates, including, without limitation, capital formation.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises that, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

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(p) Attorneys’ Fees. If any action is brought by either party against the other party, relating to or arising out of this Lease or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of this Lease, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. Such expenses are recoverable at all levels, including appeals and post-judgment actions or proceedings. The provisions of this Section shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written.

TENANT:

KITE PHARMA, INC.,
a Delaware corporation

	By:	/s/ Tim Moore (SEAL)
	NAME:	Tim More
	Title:	EVP Technical Operations

TECH PARK 270 III, LLC, a Maryland limited liability company

By:	ARE-MM Tech Park 270 III, LLC,
a Delaware limited liability company, managing member

	By:	ARE-930 Clopper Road, LLC,
a Delaware limited liability company, managing member

		By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership, managing member

			By:	ARE-QRS CORP.,
a Maryland corporation, general partner

				By:	/s/ Eric S. Johnson (SEAL)
				NAME:	Eric S. Johnson
				Title:	Senior Vice President
RE Legal Affairs

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

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EXHIBIT C-1 TO LEASE

LANDLORD’S WORK

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EXHIBIT C-2 TO LEASE

WORK LETTER

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(b) [***]

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(f) [***]

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EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

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EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

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